Exhibit 10.4

FIRST AMENDMENT

THIS FIRST AMENDMENT dated as of March 19, 2010 (this “Amendment”) amends the Credit Agreement dated as of October 20, 2006 (the “Credit Agreement”) among LANCE, INC., a North Carolina corporation (the “Company”), TAMMING FOODS LTD. (doing business as Lance Canada), an Ontario corporation (the “Canadian Borrower” and together with the Company, collectively the “Borrowers”), the several financial institutions from time to time party thereto (collectively the “Lenders”; individually each a “Lender”), WELLS FARGO SECURITIES, LLC (formerly known as Wachovia Capital Markets, LLC), as syndication agent, and BANK OF AMERICA, NATIONAL ASSOCIATION, as letter of credit issuing lender, as administrative agent for the Lenders, and as Canadian Agent.  Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

WHEREAS, the Company, the Canadian Borrower, the Lenders and the Agents have entered into the Credit Agreement; and

WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as more fully set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1  Amendments.  Subject to the satisfaction of the conditions precedent set forth in Section 3, the Credit Agreement shall be amended as follows.

1.1  Amendment of Definition.  Section 1.1 of the Credit Agreement is amended so that the definition of “EBITDA” reads in its entirety as follows:

EBITDA means, for any Computation Period, the Company’s consolidated net income from continuing operations for such period, plus, to the extent deducted in determining such earnings, Interest Expense, income taxes, depreciation and amortization, minus, to the extent included in determining such earnings, any income tax refunds, plus any Acquired EBITDA and any fees and expenses incurred in connection with any Acquisition, any costs or charges to the Company and its Subsidiaries as a result of an increase in value to the pre-acquisition historical amounts of accounts receivables, inventories or any other current assets (a “write-up”), in each case to the extent that such write-up is required by GAAP and occurs as a result of an Acquisition, minus any Disposed EBITDA.

1.2  Addition of Definitions.  Section 1.1 of the Credit Agreement is further amended by adding thereto the following definitions in proper alphabetical sequence:

Acquired EBITDA means, with respect to any Person or division (or similar business unit) acquired by the Company in an Acquisition during any Computation Period, the total of (a) the consolidated net income from continuing operations of such Person or division (or similar business unit) for the period from the first day of such Computation Period to the date of such acquisition plus (b) to the extent deducted in determining such consolidated net income (and without duplication), interest expense (whether paid or accrued and including imputed interest expense in respect of capital lease obligations), income taxes, depreciation and amortization, all calculated on a basis approved by the Administrative Agent minus (c) to the extent included in such consolidated net income, any income tax refunds.

Disposed EBITDA means, with respect to any Person or division (or similar business unit) sold or otherwise disposed of by the Company during any Computation Period, the total of (a) the consolidated net income from continuing operations of such Person or division (or similar business unit) for the period from the first day of such Computation Period to the date of such sale or other disposition plus (b) to the extent deducted in determining such consolidated net income (and without duplication), interest expense (whether paid or accrued and including imputed interest expense in respect of capital lease obligations), income taxes, depreciation and amortization, all calculated on a basis approved by the Administrative Agent minus (c) to the extent included in such consolidated net income, any income tax refunds.

SECTION 2                      Warranties.  The Company represents and warrants to each Agent and each Lender (and the Canadian Borrower represents and warrants with respect to itself to each Agent and each Lender) that, after giving effect to the effectiveness of this Amendment, (a) each warranty set forth in Article VI of the Credit Agreement is true and correct in all material respects, except to the extent that such warranty specifically refers to an earlier date, and (b) no Event of Default or Unmatured Event of Default exists.

SECTION 3                      Effectiveness of Amendments.

3.1  Amendments.  The amendments set forth in Section 1 above shall become effective when the Administrative Agent shall have received all of the following (provided that the following are received on or before March 19, 2010):  (i) counterparts of this Amendment executed by the Company, the Canadian Borrower, the Required Lenders and the Administrative Agent; (ii) all documents as shall reasonably demonstrate the corporate power and authority of the Borrowers to enter into, and the validity with respect to the Borrowers of, this Amendment and the other Loan Documents and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent; and (iii) all governmental and third party approvals, if any, necessary or advisable in connection with the execution, delivery and performance of this Amendment by the Borrowers.

SECTION 4                      Miscellaneous.

4.1           Continuing Effectiveness, etc.  As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.  After the effectiveness of this Amendment, all references in the Credit Agreement and the other Loan Documents to “Credit Agreement” or similar terms shall refer to the Credit Agreement as amended hereby.

4.2           Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.  Delivery of a signed signature page hereto by facsimile or e-mail (in a .pdf or similar file) shall be effective as delivery of a manually signed counterpart hereof.

4.3           Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA WITHOUT REGARD TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF; PROVIDED THAT THE PARTIES HERETO SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

4.4           Successors and Assigns.  This Amendment shall be binding upon the Borrowers, the Lenders and the Agents and their respective successors and assigns, and shall inure to the benefit of the Borrowers, the Lenders and the Agents and the respective successors and assigns of the Lenders and the Agents.

[Signature Pages Follow]

1505445 99529018

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

LANCE, INC.

By:	/s/ Rick D. Puckett
Title:	Executive Vice President

TAMMING FOODS LTD.

By:	/s/ Rick D. Puckett
Title:	Executive Vice President

1505445 99529018	S-1	FIRST AMENDMENT

BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ William F. Sweeney
Title:	Senior Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as an Issuing Lender and a U.S. Revolving Credit Lender

By:	/s/ William F. Sweeney
Title:	Senior Vice President

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WACHOVIA BANK, NATIONAL ASSOCIATION, as a Term Lender and U.S. Revolving Credit Lender

By:	/s/ Scott Santa Cruz
Title:	Director

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REGIONS BANK, as a Term Lender and U.S. Revolving Credit Lender

By:	/s/ Anthony LeTrent
Title:	Senior Vice President

1505445 99529018	S-5	FIRST AMENDMENT

BRANCH BANKING AND TRUST COMPANY, as a Term Lender and U.S. Revolving Credit Lender

By:	/s/ Stuart M. Jones
Title:	Senior Vice President

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JPMORGAN CHASE BANK, N.A., as a Term Lender and U.S. Revolving Credit Lender

By:	/s/ Patrick S. Thornton
Title:	Senior Vice President

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SUNTRUST BANK, as a Term Lender and U.S. Revolving Credit Lender

By:	/s/ M. Gabe Bonfield
Title:	Vice President

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BANK OF AMERICA, NATIONAL ASSOCIATION, acting through its Canada Branch, as Canadian Agent and a Canadian Lender

By:	/s/ Medina Sales de Andrade
Title:	Vice President

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WACHOVIA CAPITAL FINANCE CORPORATION (CANADA), as a Canadian Lender

By:	/s/ Niall Hamilton
Title:	Senior Vice President

1505445 99529018	S-10	FIRST AMENDMENT

JPMORGAN CHASE BANK, N.A., as a Canadian Lender

By:	/s/ Patrick S. Thornton
Title:	Senior Vice President

1505445 99529018	S-11	FIRST AMENDMENT